                                                                   EXHIBIT 10.30

                                     -176-
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                                   NVR, INC.

                      HIGH PERFORMANCE COMPENSATION PLAN

                          (EFFECTIVE JANUARY 1, 1996)

                               TABLE OF CONTENTS

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                                                                            Page
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
I. GENERAL..................................................................176
     1.1. Purpose...........................................................178
     1.2. Effective Date....................................................178
II. DEFINITIONS.............................................................178
III. ELIGIBILITY AND PARTICIPATION..........................................180
     3.1. Eligibility.......................................................180
     3.2. Participation in Performance Awards...............................180
IV. PLAN DESIGN.............................................................180
     4.1. Eligibility Period................................................180
     4.2. Performance Period................................................180
     4.3. Performance Awards................................................180
     4.4. Performance Goals.................................................180
     4.5. Committee Discretion to Adjust Awards.............................181
V. PAYMENT..................................................................181
     5.1. Committee Determination of Performance Compensation Payable.......181
     5.2. Timing and Form of Payment........................................181
     5.3. Distribution upon Termination of Employment.......................182
     5.4. Payment of Deferred Benefits......................................182
     5.5. Hardship Distributions............................................182
     5.6. Form of Payment...................................................182
     5.7. Commencement of Payments..........................................183
     5.8. Beneficiary Designation...........................................183
VI. ADMINISTRATION..........................................................183
     6.1. Committee.........................................................183
     6.2. General Rights, Powers, and Duties of Committee...................183
     6.3. Information to be Furnished to Committee..........................184
     6.4. Responsibility and Indemnification................................184
VII. MODIFICATION, AMENDMENT AND TERMINATION................................184
     7.1. Modification......................................................184
     7.2. Amendment.........................................................184
     7.3. Company's Right to Terminate......................................184
VIII. MISCELLANEOUS.........................................................184
     8.1. No Implied Rights; Rights on Termination of Service...............184
     8.2. No Right to Company Assets........................................184
     8.3. No Employment Rights..............................................184
     8.4. Offset............................................................184
     8.5. Non-assignability.................................................185
     8.6. Notice............................................................185
     8.7. Governing Laws....................................................185
     8.8. Gender and Number.................................................185
     8.9. Severability......................................................185

I.   GENERAL
------------

     1.1. PURPOSE. The purposes of the Plan are to retain officers and other key employees, to support the achievement of the Company's strategic business objectives, and to provide officers and other key employees competitive long-term incentive opportunities that are linked to the profitability of the Company's business, growth in earnings per share and the creation of long term shareholder value.


     1.2. EFFECTIVE DATE.  The Plan shall become effective as of January 1,
1996.

II.  DEFINITIONS
----------------

     2.1. "Beneficiary" means the person or persons so designated by a Participant pursuant to Section 5.8.

     2.2. "Board of Directors" means the Board of Directors of the Company.

                                     -178-
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       2.3     "Cause" means (i) conviction of a felony or other crime involving moral turpitude; (ii) gross misconduct in connection with the performance of such Participant's duties including a breach of such Participant's fiduciary duty of loyalty; (iii) a willful violation of any criminal law involving a felony, including federal or state securities laws; or (iv) a material breach (following notice and an opportunity to cure) of any covenant by the Participant contained in any written agreement between the Participant and the Company or any of its affiliates.

       2.4. "Change in Control" means the dissolution or liquidation of the Company, or a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or a sale of substantially all of the assets of the Company to another entity, or any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 20 percent or more of the common stock of the Company, or any person commencing a tender or exchange offer or entering into an agreement or receiving an option to acquire beneficial ownership of 20 percent or more of the total number of voting shares of the Company (unless the Board has made a determination that such action does not constitute and will not constitute a change in the persons in control of the Company).

       2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       2.6.    "Committee" means the committee referred to in Section 6.1.

       2.7. "Common Stock" means common stock, par value $.01 per share, of the Company.

       2.8.    "Company" means NVR, Inc., a Virginia corporation.

       2.9. "Deferred Compensation Account" means the account maintained for a Participant by the Company, in accordance with Section 5.2(b)(i), with respect to the Compensation for which the Participant has made a deferral election.

       2.10. "Disability" shall have the same meaning as under the Company-sponsored long-term disability plan under which the applicable Participant is then eligible to participate.

       2.11. "Eligibility Period" means a period, as determined by the Committee pursuant to Section 4.1.

       2.12. "Fair Market Value" means as of any given date the closing price on such date of Common Stock on the American Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which such Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

       2.13. "Hardship" means the immediate and heavy financial need of a Participant as determined by the Committee in accordance with uniform standards established by the Committee.

       2.14. "Normal Retirement" means termination of employment after attainment of age 65. However, the Committee, within its discretion, may determine that a Participant who terminates employment prior to age 65 has terminated by virtue of Normal Retirement.

       2.15.   "Participant" means a person who is designated, pursuant to
Article III, to be eligible to receive benefits under the Plan.

       2.16. "Performance Award" means a determination by the Committee of the maximum Performance Compensation that may be awarded to a Participant for an Eligibility Period and the basis for such award.

       2.17 "Performance Goals" means the performance standards established by the Committee pursuant to Section 4.4.

       2.18. "Performance Period" means a period of service, as determined pursuant to Section 4.2, over which the achievement of established Performance Goals will be measured.

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       2.19.   "Plan" means this NVR, Inc. High Performance Compensation Plan, as amended from time to time.

       2.20. "Pro-rated" or "Pro-rata" means, for purposes of determining the amount of Performance Compensation payable to a Participant pursuant to Sections 4.4(c) or 7.3 the percentage to be applied to the Performance Compensation that would have been payable at the end of the Performance Period based on the number of months (rounded to the nearest whole month) of the Eligibility Period during which the Participant participated in the Plan prior to the event described in Sections 4.4(c) or 7.3, divided by the number of months (rounded to the nearest whole month) in such Eligibility Period. "Pro-rated" or "Pro-rata" means, for purposes of determining the amount of Performance Compensation payable to a Participant whose eligibility to participate in the Plan with respect to an Eligibility Period ceases prior to the end of such Eligibility Period for any of the reasons described in subsection (a), (b), (c) or (d) of Section 5.3, the percentage to be applied to the Performance Compensation that would have been payable at the end of the Performance Period to such Participant if he had been eligible to participate for the entire Eligibility Period based on the number of months (rounded to the nearest whole month) of the Eligibility Period during which the Participant was designated by the Committee as eligible to participate in the Plan divided by the number of months (rounded to the nearest whole month) in such Eligibility Period. A Participant who, pursuant to Section 3.2 but subject to the limitations of Section 4.3, is designated as eligible to participate in the Plan after the applicable Eligibility Period has commenced, shall, for purposes of this Section 2.20, be deemed to have been eligible as of the beginning of such Eligibility Period; provided, however, that the Committee shall, in accordance with its authority under Section 4.5, have the discretion to reduce the Performance Compensation award that is otherwise payable to such Participant to account for such late commencement of participation.

III.   ELIGIBILITY AND PARTICIPATION
------------------------------------

       3.1. ELIGIBILITY. Participation in the Plan shall be limited to officers and other key employees of the Company or any of its subsidiaries or other affiliates who are designated to be eligible by the Committee. The number of Participants and each Participant's share of any Performance Award may be changed at any time by the Committee.

       3.2. PARTICIPATION IN PERFORMANCE AWARDS. The Committee will determine the persons who will participate for each Eligibility Period under the Plan. Subject to Section 4.3, after an Eligibility Period has commenced, persons may be designated as eligible to participate in the Plan with respect to such Eligibility Period. A Performance Award with respect to a Performance Period contained in any Eligibility Period does not guarantee participation in subsequent Eligibility Periods.

IV.    PLAN DESIGN
------------------

       4.1. ELIGIBILITY PERIOD. An Eligibility Period is a certain period of time, as determined by the Committee, over which eligibility to receive benefits under the Plan shall be measured. Subsequent Eligibility Periods under the Plans shall commence and terminate as determined by the Committee in its sole discretion. The Committee may establish a separate Eligibility Period for persons determined to be eligible for participation after the commencement of any Eligibility Period.

       4.2. PERFORMANCE PERIOD. Each Eligibility Period under the Plan shall include a Performance Period which shall be a specified period of service over which the achievement of applicable Performance Goals will be measured. The initial Performance Period under the Plan shall begin on January 1, 1996 and terminate on December 31, 1998. Subsequent Performance Periods shall commence and terminate as determined by the Committee; provided that each such Performance Period shall commence coincident with or after the commencement of the corresponding Eligibility Period and shall terminate coincident with or prior to the termination of the corresponding Eligibility Period. The Committee may also establish a separate Performance Period for persons determined to be eligible for participation after the commencement of any Performance Period with equivalent goals.

       4.3. PERFORMANCE AWARDS. On or about the commencement of each Eligibility Period under the Plan, the Committee shall establish the maximum Performance Compensation that may be awarded to Participants in the Plan for such Eligibility Period and the basis for such awards. The Committee may also award Performance Compensation to persons determined to be eligible for participation after the commencement of any Eligibility Period.

       4.4.    PERFORMANCE GOALS.

       (a) The Performance Goals with respect to each Performance Period shall be established by the Committee. The Committee may in its discretion adjust the terms of such Performance Goals.

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       (b)     The Performance Goals set by the Committee shall be based on growth in earnings per share. The Committee shall specify the manner in which such Performance Goals shall be calculated.

       (c) In the event of a Change of Control, the Committee shall terminate the Performance Period making appropriate adjustments to the Performance Goals so that they are substantially equivalent to the Performance Goals prior to the Change of Control, taking into account the shortened Performance Period. The Participants will be eligible for a Pro-rated portion of the Performance Compensation that would have otherwise been payable to them after the end of the applicable Performance Period if the Change of Control had not occurred.

       4.5. COMMITTEE DISCRETION TO ADJUST AWARDS. At any time prior to the time the Committee determines, pursuant to Section 5.1, the amount to be paid to any Participant in satisfaction of a Performance Compensation award hereunder, the Committee shall have the authority to modify, amend, or adjust the terms and conditions of such Performance Compensation award, the terms and conditions of the corresponding Performance Goals, and/or the amount of Performance Compensation payable, provided, however, such authority to modify, amend or adjust the terms and conditions of such Performance Compensation award shall be exercised to reduce an award only in unusual circumstances not anticipated in the original design of the Plan.

V.     PAYMENT
--------------

       5.1. COMMITTEE DETERMINATION OF PERFORMANCE COMPENSATION PAYABLE. After a Performance Period has ended, each Participant who has been awarded Performance Compensation and satisfied the Performance Goals with respect to such Performance Period shall be entitled to receive a specified amount of Performance Compensation as determined by the Committee. The Committee shall determine the extent to which the Performance Goals set pursuant to Section 4.4 have been met, (as Pro-rated in accordance with Sections 2.20, 4.4(c), 5.3 and/or 7.3, if applicable).

       5.2.    TIMING AND FORM OF PAYMENT.  Payments to Participants pursuant to
Section 5.1 shall be distributed as follows:

       (a) Subject to Sections 5.2(b) and 5.2(e) below, Performance Compensation for a Performance Period shall be distributable in cash in three installments:

               (i) Fifty percent (50%) shall payable within 30 days after the first meeting of the Committee after financial statements for the final year of the Performance Period have been prepared but no later than March 15;

               (ii) Twenty five percent (25%) shall be payable by March 15th of each of the next two fiscal years.

       (b) Prior to the end of the Performance Period, Participants may elect to defer, subject to a minimum deferral of $25,000, Performance Compensation for a specified period of years (minimum two (2) years) and/or until termination of employment, if sooner. A deferral election made pursuant to this Section 5.2(b) shall be irrevocable, except that the Committee in its discretion may at any time reduce, or waive the remainder of, the amount to be deferred under the deferral election upon determining that the Participant has suffered a Hardship and the Participant may request an additional deferral period pursuant to Section 5.2(c).

               (i) The Company shall maintain, for recordkeeping purposes only, a Deferred Compensation Account for each Participant who files a deferral election. The Performance Compensation deferred pursuant to a deferral election shall be credited to the Participant's Deferred Compensation Account as it otherwise would become payable to the Participant.

               (ii) Each Participant's Deferred Compensation Account shall be credited with interest quarterly based upon the balance of the Participant's Deferred Compensation Account. The rate of interest to be credited during a Plan Year shall be based on total shareholder return (appreciation in value plus dividends) as if an amount of cash equal to the amount that would have been payable to the Participant, but for the Participant's deferral election, had been invested in Company common stock on the distribution dates determined pursuant to Section 5.2(a).

       (c) On or before December 15 of the year immediately prior to the year in which the Participant's Deferred Compensation Account would be distributable in accordance with the provisions of the Participant's deferral election, the Participant may submit a new deferral election request to extend for a minimum of two (2) full years the date on which the Participant's Deferred Compensation Account in the Plan would be distributed. The Company may, in its sole discretion,

                                      181
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approve or deny the requested extension. Only one request for an extension of the commencement of distributions may be granted by the Company for a Participant.

       (d) The Company shall have the right to deduct from cash distributions hereunder any federal, state, or local taxes required by law to be withheld with respect to such distributions.

       5.3.    DISTRIBUTION UPON TERMINATION OF EMPLOYMENT.

       (a) Death. If a Participant in the Plan dies before the end of an Eligibility Period for which Performance Compensation has been granted to him, such Participant's Beneficiary will be eligible for a Pro-rated portion of the Performance Compensation that would have otherwise been payable to the Participant after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Beneficiary in the same form and at the same time that all other Participants under the Plan receive their distributions with respect to that Performance Period.

       (b) Disability. If a Participant in the Plan, upon becoming Disabled, terminates employment with the Company before the end of an Eligibility Period for which Performance Compensation has been granted to him, the Participant will be eligible for a Pro-rated portion of the Performance Compensation that would have otherwise been payable to him after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Participant in the same form and at the same time that all other Participants under the Plan receive their distributions with respect to that Performance Period.

       (c) Normal Retirement. If a Participant in the Plan terminates employment upon attaining Normal Retirement before the end of an Eligibility Period for which Performance Compensation has been granted to him, the Participant will be eligible for a Pro-rated portion of the Performance Compensation that would have otherwise been payable to him after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Participant in the same form and at the same time that all other Participants under the Plan receive their distributions with respect to that Performance Period.

       (d) Termination of Employment Without Cause After a Change of Control. If, after a Change of Control (i) the Company terminates a Participant's employment other than for Cause or (ii) the Participant terminates the Participant's employment at the request of the Company, before the end of an Eligibility Period for which Performance Compensation has been granted to him, the Participant will be eligible for a Pro-rated portion of the Performance Compensation that would have otherwise been payable to him after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Participant in the same form and at the same time that all other Participants under the Plan receive their distributions with respect to that Performance Period.

       (e) Other Termination of Employment. If, before the end of an Eligibility Period for which Performance Compensation has been granted to him, a Participant in the Plan incurs a termination of employment for any reason other than those specified in subsections (a)-(d) of this Section 5.3, whether voluntary or involuntary and a Change of Control has not occurred, he shall forfeit all rights to receive any payment of Performance Compensation with respect to such Eligibility Period.

       5.4. PAYMENT OF DEFERRED BENEFITS. A Participant shall be entitled to receive an amount equal to the balance of his Deferred Compensation Account, payable as provided in Section 5.6 at the end of the deferral period elected pursuant to Section 5.2(b), 5.2(c) or on termination of employment, if earlier.

       5.5. HARDSHIP DISTRIBUTIONS. The Committee may, in its sole discretion, make distributions to a Participant from his Deferred Compensation Account prior to the date that amounts would otherwise become payable if the Committee determines that the Participant has suffered a Hardship. The amount of any such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs created by the Hardship.

       5.6.    FORM OF PAYMENT.

                    (a) Except as provided in paragraph (c), the amount which a Participant or Beneficiary becomes entitled to receive pursuant to Section 5.4 shall be paid either (i) as a lump sum or (ii) in annual installments payable over a period of time not to exceed 5 years, with each installment computed by dividing the Participant's Deferred Compensation Account by the number of years remaining in the distribution period.

                    (b) The Participant shall elect, at the time and in the manner prescribed by the Committee, the form specified in paragraph (a) in which payment shall be made. If the Participant fails to elect the form of payment,

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payment shall be made in accordance with paragraph (a)(ii) over a period of 5 years, provided that in the case of such a participant's death, the Participant's Beneficiary shall receive a single lump sum payment of the amount credited to the Participant's Deferred Compensation Account.

                    (c) Notwithstanding any other provision of this Plan or the Participant's deferral election, the amount which a beneficiary becomes entitled to receive on account of the death of a Participant shall be paid in a lump sum.

       5.7. COMMENCEMENT OF PAYMENTS. Payment which a Participant or Beneficiary becomes entitled to receive in the event of the Participant's termination of employment pursuant to Section 5.4 shall commence or be made, as the case may be, as soon as practicable after the occurrence of such event. The Committee retains the right in its sole discretion to accelerate the payment of Deferred Compensation Accounts after termination of employment or other separation from service.

       5.8. BENEFICIARY DESIGNATION. A Participant may designate a Beneficiary who is to receive, upon his death, the distributions that otherwise would have been paid to him. All designations shall be in writing and shall be effective only if and when delivered to the Vice President--Human Resources of the Company during the lifetime of the Participant. If a Participant designates a Beneficiary without providing in the designation that the Beneficiary must be living at the time of each distribution, the designation shall vest in all of the distribution whether payable before or after the Beneficiary's death, and any distributions remaining upon the Beneficiary's death shall be made to the Beneficiary's estate.

       A Participant may from time to time during his lifetime change his Beneficiary by a written instrument delivered to the Vice President--Human Resources of the Company. In the event a Participant shall not designate a Beneficiary as aforesaid, or if for any reasons such designation shall be ineffective, in whole or in part, the distribution that otherwise would have been paid to such Participant shall be paid to his estate, and in such event the term "Beneficiary" shall include his estate.

VI.    ADMINISTRATION
---------------------

       6.1. COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board of Directors, or such other Committee of the Board of Directors. The Committee may designate person(s) who are Company employees to oversee the day to day administration of the Plan.

       6.2. GENERAL RIGHTS, POWERS, AND DUTIES OF COMMITTEE. The Committee shall be responsible for the management, operation, and administration of the Plan. Subject to the limitations contained in Section 4.5 and to the remaining terms of the Plan, the Committee shall, in addition to those provided elsewhere in the Plan, have the following powers, rights, and duties:

       (a) To maintain records concerning the Plan sufficient to prepare reports, returns and other information required by the Plan or by law;

       (b) To direct the payment of benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan; and

       (c) To be responsible for the preparation, filing and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

       The Committee shall also have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any Notice of Award or other agreement relating thereto), and to otherwise supervise the administration of the Plan.

       Any determination made by the Committee pursuant to the provisions of the Plan with respect to any grants, payments, or other transactions under the Plan shall be made in the sole discretion of the Committee at the time of the grant, payment, or other transaction or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

       6.3. INFORMATION TO BE FURNISHED TO COMMITTEE. Participants and their Beneficiaries shall furnish to the Committee such evidence, data, or information and execute such documents as the Committee requests.

       6.4. RESPONSIBILITY AND INDEMNIFICATION. No member of the Committee or of the Board of Directors or any person who is designated to oversee the day to day administration of the Plan (as provided in Section 6.1) shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer, or employee of the Company within the scope of his Company duties. Each officer, employee, director or member of the Committee shall be indemnified and held harmless by the Company for any liability arising out of the administration of the Plan, to the maximum extent permitted by law.

VII.   MODIFICATION, AMENDMENT AND TERMINATION
----------------------------------------------

       7.1. MODIFICATION The Committee, with the consent of 50% of the Participants who are actively employed, may elect to modify the Plan at any time.

       7.2. AMENDMENT. The Plan may be amended in whole or in part by the Company, by action of the Board of Directors, at any time. The Committee reserves the unilateral right to change any rule under the Plan if it deems such a change necessary to avoid the application of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to the Plan.

       7.3. COMPANY'S RIGHT TO TERMINATE'. The Company reserves the sole right to terminate the Plan, by action of the Board of Directors, at any time provided that if such termination is before the end of a Performance Period for which Performance Compensation has been granted, the Participants will be eligible for a Pro-rated portion of the Performance Compensation that would have otherwise been payable to them after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Participants in the same form and at the same time that the Participants under the Plan would otherwise receive their distributions with respect to that Performance Period. Furthermore such termination shall not impair any rights of the Participants in the Participants' Deferred Compensation Accounts at the time of termination.

VIII.  MISCELLANEOUS
--------------------

       8.1. NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, Beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, the Company shall not be required or be liable to make any payment under the Plan.

       8.2. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person.

       8.3. NO EMPLOYMENT RIGHTS. Nothing herein shall constitute a contract of employment or of continuing service or in any manner obligate the Company to continue the services of the Participant, shall obligate the Participant to continue in the service of the Company, or shall serve as a limitation of the right of the Company to discharge any of its employees, with or without cause. Nothing herein shall be construed as fixing or regulating the compensation payable to the Participant.

       8.4. OFFSET. If, at the time payments are to be made hereunder, the Participant or the Beneficiary or both are indebted or obligated to the Company, then the payments under the Plan remaining to be made to the Participant or the Beneficiary or both may, at the discretion of the Company, be reduced by the amount of such indebtedness or obligation, provided, however, that an election by the Company not to reduce any such payment or payments shall not constitute a waiver of its claim for such indebtedness or obligation.

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       8.5.    NON-ASSIGNABILITY.  Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any payable hereunder or any part thereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable prior to actual payment shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

       8.6. NOTICE. Any notice required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, sent by registered or certified mail, or sent by facsimile to the Company at its principal office, directed to the attention of the Committee c/o the Vice President--Human Resources of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail or facsimile, as of the date shown on the postmark, facsimile, or the receipt for registration or certification.

       8.7. GOVERNING LAWS. The Plan and all awards made and actions taken under the Plan shall be governed and construed according to the laws of the State of Virginia.

       8.8. GENDER AND NUMBER. Where appropriate, references in this Plan to the masculine shall include the feminine, and references to the singular shall include the plural.

8.9. SEVERABILITY. In the event any provision of the Plan shall be held legally invalid for any reasons, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                      185